UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_____________

FORM 8-K
_____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 16, 2009

Keryx Biopharmaceuticals, Inc.
 (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30929 (Commission File Number)	13-4087132 (IRS Employer Identification No.)

750 Lexington Avenue
New York, New York 10022
 (Address of Principal Executive Offices)

(212) 531-5965
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01 Other Events

On December 16, 2009, Keryx Biopharmaceuticals, Inc. (“Keryx”) issued a press release announcing the initiation of a Phase 3 registration trial of KRX-0401 (perifosine) for treatment of patients with advanced multiple myeloma (a copy of the press release regarding the announcement is filed as Exhibit 99.1 to this report).  The achievement of this event triggered contingent milestone stock consideration payable to the former stockholders of ACCESS Oncology, Inc. (“ACCESS”) in the amount of an aggregate of 500,000 shares of Keryx common stock pursuant to that certain merger agreement between Keryx and ACCESS dated January 7, 2004, as amended, under which Keryx completed the acquisition of ACCESS.  A summary of the merger agreement is contained in the Form 8-Ks filed by Keryx on January 15, 2004, February 20, 2004, and April 20, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keryx Biopharmaceuticals, Inc.
(Registrant)

Date: December 17, 2009	By:	/s/ James F. Oliviero
James F. Oliviero
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release dated December 16, 2009